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                                                                      Exhibit 24

                        Bell Atlantic - Virginia, Inc.

                               POWER OF ATTORNEY

                                     10-K

          WHEREAS BELL ATLANTIC-VIRGINIA, a Virginia corporation (hereinafter referred to as the "Company"), will file with the Securities and Exchange Commission on or before March 31, 1995, an Annual Report on Form 10K pursuant to provisions of the Securities Exchange Act of 1934, as amended, and implementing regulations thereto; and

          WHEREAS, the undersigned is an officer or director, or both, of the Company as stated below;

          NOW THEREFORE, the undersigned hereby constitutes and appoints Warner
F. Brundage, Jr., Robert W. Woltz, Jr., and O. Riley Young, Jr. and each of them, as attorneys for the purpose of executing and filing such Annual Report, and thereafter to execute and file any amended Annual Report or supplements to such report, hereby granting to said attorneys full power to do all things necessary to be done as fully to all intents and purposes as if the undersigned were personally present, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, each of the undersigned has executed this power of attorney on the 27th day of January, 1995.


/s/ Paula P. Brownlee                 /s/ Warner F. Brundage, Jr.
_________________________________     ______________________________
Paula P. Brownlee                     Warner F. Brundage, Jr.
Director                              Director, Vice President

/s/ John T. Losier                    /s/ C. Coleman McGehee
_________________________________     ______________________________
John T. Losier                        C. Coleman McGehee
Director                              Director

/s/ Josiah P. Rowe, III               /s/ Dwight C. Schar
_________________________________     _______________________________
Josiah P. Rowe, III                   Dwight C. Schar
Director                              Director

/s/ Hubert R. Stallard                /s/ Harrison B. Wilson
_________________________________     ______________________________
Hubert R. Stallard                    Harrison B. Wilson
Director, President & CEO             Director